UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 2, 2016

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Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California (Address of principal executive offices)	91360 (Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On December 2, 2016, Teledyne Technologies Incorporated (the “Company”) entered into agreements (the "Second Amendment Agreements") that amend and restate the Amended and Restated Loan Agreements, dated as of November 21, 2013, with each of Bank of America, N.A. (“Bank of America”) and Wells Fargo Bank, National Association (“Wells Fargo Bank”) and U.S. Bank, National Association (“U.S. Bank”), relating to term loans of $182.5 million in aggregate principal amount (the "Term Loans"). The Second Amendment Agreements amend each of the Term Loans primarily by:

•	extending the maturity date of the Term Loans from March 1, 2019 to January 31, 2022 and extending the date on which amortization of principal begins; and

•	generally lowering the applicable rate for base rate and Eurocurrency loans.
The Second Amendment Agreements do not result in new borrowings by the Company and do not amend or restate in any material respect the representations and covenants of the Company or the applicable events of default. The same subsidiaries of the Company that acted as guarantors under the original Amended and Restated Loan Agreements act as guarantors under the Second Amendment Agreements.
The descriptions set forth above are qualified in their entirety by the Second Amendment Agreements entered into with each of Bank of America and Wells Fargo Bank and U.S. Bank, together with the exhibits and schedules thereto, copies of which are filed as exhibits to this report and are incorporated by reference herein.
Bank of America, Wells Fargo Bank and U.S. Bank, and/or their affiliates, are among the lenders under the Company's amended and restated revolving credit facility and have provided, from time to time, and may continue to provide commercial banking, financial and other services to the Company, for which the Company has paid and intends to pay customary fees

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit 10.1	Second Amendment Agreement, dated December 2, 2016, by and among Teledyne Technologies Incorporated and Bank of America, N.A. and Wells Fargo Bank, National Association
Exhibit 10.2	Second Amendment Agreement, dated December 2, 2016, by and among Teledyne Technologies Incorporated and U.S. Bank, National Association

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:    /s/ Susan L. Main

Susan L. Main
Senior Vice President and Chief Financial Officer

Dated December 5, 2016

EXHIBIT INDEX
Description

Exhibit 10.1	Second Amendment Agreement, dated December 2, 2016, by and among Teledyne Technologies Incorporated and Bank of America, N.A. and Wells Fargo Bank, National Association
Exhibit 10.2	Second Amendment Agreement, dated December 2, 2016, by and among Teledyne Technologies Incorporated and U.S. Bank, National Association